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                                                                                                                  ROUTE TO:  19-3669
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[LOGO]                                                                                                 APPLICATION FOR PARTICIPATION
          MINNESOTA                                                                                          UNIVERSITY OF MINNESOTA
          MUTUAL LIFE                                                                                        FACULTY RETIREMENT PLAN
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400 North Robert Street - St. Paul, Minnesota  55101-2098
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NAME                                                                            SOCIAL SECURITY NUMBER        EFFECTIVE DATE

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STREET                                                                          BIRTHDATE      / / Male       RED/DED
                                                                                               / / Female
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CITY, STATE, ZIP

BENEFICIARY DESIGNATION
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NAME OF BENEFICIARY (GIVE FULL NAME)                                                                      RELATIONSHIP

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ALLOCATION
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I elect that total contributions made for retirement annuity coverage on and after the effective date specified above be applied in the following manner:

                        PLEASE SPECIFY PERCENTAGE ELECTED FOR EACH ACCOUNT.  TOTAL ELECTIONS MUST EQUAL 100%

                              I. JOINT GROUP ANNUITY
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                              GENERAL ACCOUNT (FIXED)                  SEPARATE ACCOUNT A
                                                                 %                             %
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                             II. INDIVIDUAL ANNUITY SUB-ACCOUNTS
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                              BOND                                    MONEY MARKET
                                                                 %                             %
                              ----------------------------------------------------------------------

PLEASE NOTE:  ALL CONTRIBUTIONS WILL BE DEPOSITED INTO THE GENERAL ACCOUNT (FIXED) UNTIL THIS FORM IS COMPLETED AND RETURNED.

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SIGNATURE OF PARTICIPANT                                                   DATE OF APPLICATION
X
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IF THE ALLOCATION IS 100% GENERAL ACCOUNT (FIXED), IT IS NOT NECESSARY TO COMPLETE THE REMAINDER OF THE FORM.
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INVESTMENT SUITABILITY - TO BE COMPLETED BY PARTICIPANT:  NASD rules require inquiry concerning the financial conditions of individuals applying under a variable annuity contract.  You are urged to supply such information in order for us to make an informed judgment as to the suitability of the investment for you.  You may choose not to provide this information, in which case, the Registered Principal will provide the data based upon information known by the Registered Principal.
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1)  MARITAL STATUS    2)  DEPENDENTS    3)  CURRENT ESTIMATED           4)  FACE AMOUNT OF      5)  OTHER RETIREMENT RESOURCES
    / / Single            / / Spouse        Family Income $_________       Life Insurance           / / Social Security
    / / Married           / / Children      Family Assets $_________    $____________________       / / Insurance or Annuity
    / / Widowed       AGES:                 Family Debt   $_________                                      Contracts
                                                                                                    / / Pension Benefit
                                                                                                    / / Other_____________________
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/ /  I HAVE PROVIDED THIS INFORMATION                       / /  I DO NOT WISH TO PROVIDE THIS INFORMATION
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Would you like us to send you a Statement of Additional Information, referred to in the Prospectuses for the Variable Annuity
Account and the Series Fund?  / / Yes   / / No

I represent that the statements and answers in this application are full, complete, and true to the best of my knowledge.  I agree that they are to be considered the basis of any contract issued to me.  I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY ACCOUNT
PROSPECTUS AND A CURRENT PROSPECTUS FOR THE MIMLIC SERIES FUND, INC. I UNDERSTAND THAT ALL PAYMENTS AND VALUES OF ANY CONTRACT
ISSUED, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR
AMOUNT.
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SIGNATURE OF PARTICIPANT                                                   DATE OF APPLICATION
X
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TO BE COMPLETED BY HOME OFFICE
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ACCEPTED BY REGISTERED PRINCIPAL                  DATE                     CONTRACT NUMBER

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87-9155 Rev. 6-87